State Street Institutional Investment Trust

State Street Income Fund (SSASX)

State Street U.S. Core Equity Fund (SSAQX)

(each a “Fund”, and collectively, the “Funds”)

Supplement dated December 22, 2022 to the Prospectus dated January 31, 2022,

as may be supplemented from time to time

Effective January 1, 2023 (the “Effective Date”), eligibility to invest in the Funds will change. Accordingly, as of the Effective Date the sub-section “Investing in Fund Shares”, and the first paragraph of the sub-section “Purchasing Shares”, within the section “SHAREHOLDER INFORMATION”, are deleted in their entirety and replaced with the following:

Investing in Fund Shares

Investors eligible to invest in the Funds (“Eligible Investors”) are limited to the following:

1.	Current and former employees of General Electric Company or any of its affiliates who are current shareholders of the Funds;

2.

Immediate family members of individuals described in (1) above. An “immediate family member” is defined as an Eligible Investor’s parent, spouse of parent, spouse, brother, sister, child, child’s spouse, or grandchild (including blood, step and adoptive relationships). Please note that other close family members such as grandparents, nieces, nephews, or in-laws are not included within the definition of “immediate family member” and, therefore, are not eligible to invest in the Funds; and

3.

Estate planning vehicles for the benefit of lineal descendants of Eligible Investors described in (1) above. A “lineal” descendant is defined as anyone in the direct line of descent, such as the General Electric Company employee’s child, grandchild, or great-grandchild (including blood, step, adoptive relationships). Siblings are not included within the definition.

Mutual funds advised by the Adviser (the “State Street Funds”) reserve the right to amend the eligibility requirements at any time, at their sole discretion.

The State Street Funds and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account in order to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the State Street Funds. If the State Street Funds believe that they have uncovered unlawful activity, the State Street Funds and their service providers may close your account and take any action they deem reasonable or required by law. The State Street Funds reserve the right to reject any purchase order.

This section of the Prospectus explains the basics of doing business with the State Street Funds. Carefully read each topic. The policies set forth below regarding the purchase, redemption and exchange of State Street Fund shares are in addition to the “Purchase and Sale of Fund Shares” section contained in the “Fund Summary” portion of this Prospectus. The State Street Funds reserve the right to change the following policies, without notice to shareholders; except that any modification or termination of the exchange privileges described in this Prospectus will be preceded by 60 days’ advance notice to shareholders. Please call or check online for current information. Requests for transactions in the State Street Funds will be processed when they are received in “good order.” “Good order” means that the request is in an accurate and complete form, and all applicable documents have been received in such accurate and complete form (including typically, a signed application and medallion-guaranteed documents), and, for a purchase request, the check or wired funds have cleared.

Purchasing Shares

Shares of the Funds may be purchased only by Eligible Investors who have accounts in the defined contribution plans sponsored by General Electric Company’s GE HealthCare, GE Vernova, or GE Aerospace businesses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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